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                 The Chairman Combination Fixed and Variable Annuity

                           Supplement dated August 7, 1997
                          to Prospectus dated April 30, 1997
                     PLEASE RETAIN THIS SUPPLEMENT FOR REFERENCE.


A Contract offered by this Prospectus and sold to a resident of South Dakota may be returned for cancellation to American Franklin at its Administrative Office, or to the agent through whom the Contract was purchased, within ten days after delivery. If a Contract is cancelled during this period, American Franklin will refund the Account Value plus any premium taxes and Annual Contract Fee that have been deducted.